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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 12, 2002

ASPEON, INC.

(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	000-21477 (Commission File Number)	52-1945748 (IRS Employer Identification No.)
16832 Red Hill Avenue, Irvine, California (Address of principal executive offices)		92606 (Zip Code)

        Registrant's telephone number, including area code: (949) 440-8000

        (Former name or former address, if changed since last report)

        All statements included in this Report, other than statements or characterizations of historical fact, are forward-looking statements. Forward-looking statements can often be identified by their use of words such as "may", "will", "expects", "plans", "estimates", "intends", "believes" or "anticipates", and variations or negatives of these words. In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. All forward-looking statements involve risks and uncertainties that are difficult to predict. All forward-looking statements speak only as of the date of this Report, and are based on the information available to us at this time. Such information is subject to change, and we will not necessarily inform you of such changes. The forward-looking statements are not guarantees of future events and, therefore, our performance could differ materially and adversely from that contemplated by any forward-looking statements as a result of various factors, some of which are discussed in the filings that we make from time to time with the Securities and Exchange Commission, which you should carefully review. We undertake no obligation to publicly revise or update any forward-looking statement for any reason.

Item 5.    Other Events

        On September 12, 2002 we entered into a Secured Convertible Promissory Note Purchase Agreement with three individuals. Under that agreement, those three individuals, who are Richard Stack, a director of the Company, Kenneth Kadlec, the Company's Vice President of Engineering, and Horace Hertz, have loaned us$125,000, $50,000 and $75,000, respectively. Each of those loans is represented by a Secured Convertible Promissory Note, and bears interest at the rate of ten percent per annum. Interest on the loans is due monthly, and the principal amount of the loans is due on the first anniversary of the loans. Repayment of the loans is secured by a security interest in substantially all of our assets. The principal amount of the loans is convertible at any time at the election of the lenders into shares of our common stock at a conversion price of $0.08 per share. In connection with the consummation of these loans, Robert Nichols and Edward Brooks resigned from our Board of Directors, and Horace Hertz was elected to our Board of Directors. As a result, our Board of Directors is currently comprised of Jay Kear, Richard Stack and Horace Hertz.

        On September 20, 2002 Robert Nichols resigned as President and Chief Executive Officer and Richard Stack was appointed President and Chief Executive Officer. Mr. Nichols will continue to manage the Company's St. Louis based Javelin Store Systems subsidiary.

Item 7.    Financial Statements and Exhibits.

  (c)
  Exhibits

            The following exhibits are filed as a part of this Report:

Exhibit No.	Description
10.1	Secured Convertible Promissory Note Purchase Agreement dated September 12, 2002 entered into by Aspeon, Inc., Richard Stack, Kenneth Kadlec and Horace Hertz
10.2	Security Agreement dated September 12, 2002 entered into by Aspeon, Inc., Richard Stack, Kenneth Kadlec and Horace Hertz
10.3	Form of Secured Convertible Promissory Note payable by Aspeon, Inc. to each of Richard Stack, Horace Hertz and Kenneth Kadlec

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	September 27, 2002	ASPEON, INC.
		By:	/s/ DONALD RUTHERFORD
Donald Rutherford
Chief Financial Officer

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SIGNATURES